CONTACT:    David Chess, MD
            Chief Executive Officer
           (203) 925-9600


                  HC INNOVATIONS REPORTS SECOND QUARTER RESULTS
                 ----------------------------------------------
                 REVENUES INCREASE 108% OVER PRIOR YEAR QUARTER


SECOND QUARTER AND SIX MONTHS HIGHLIGHTS:

o   Revenue growth of 108% for the quarter and 88% for the six months;

o   Major Contracts signed with HIP, Alere & McKesson;

o   Expansion into nine states;

o   Addition of two senior executives;

o   Improved balance sheet; and

o   Listed on NASDAQ OTC:BB.

SHELTON, CONNECTICUT (August 13, 2007) - HC Innovations, Inc. (OTCBB: HCNV), a specialty care disease management company, today announced results for the second quarter and six months ended June 30, 2007.

Total revenues for the second quarter ended June 30, 2007, increased 108% to $2.8 million compared with total revenues of $1.3 million for the prior-year period. Net loss for the three months ended June 30, 2007, was $1.9 million, or $0.05 per diluted share, on 35.6 million shares of stock compared with a net loss of $831,000, or $0.03 per diluted share, on 24.2 million shares of stock for the three months ended June 30, 2006.

Total revenues for the six months ended June 30, 2007, increased 88% to $5.0 million compared with total revenues of $2.6 million for the prior year period. Net loss for the first half of 2007, was $3.3 million, or $0.09 per diluted share, compared with a net loss of $1.3 million, or $0.05 per diluted share, for the first half of 2006.

In commenting on the results, Dr. David Chess, chief executive officer of HC Innovations, said, "We are pleased with the progress we are making in expanding the footprint of our company and communicating the value of our unique services. We are confident that the major new contracts we signed during the first six months of 2007 will enhance our future revenue and earnings. We view our success in signing these contracts as a testimony to the integrity of our care management programs, our strong leadership and the continued increasing demand for our services. We have continued to invest heavily in building our corporate infrastructure as well as expanded development of our proprietary electronic health record (SAMehr(TM)) software systems that drive our programs and provide significant competitive advantages. We have also invested heavily in expansion markets, which, although it has temporarily suppressed short-term margins and earnings, we expect to result in future growth and positive earnings.



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

HCNV Announces Second Quarter Results
Page 2
August 13, 2007

"Our demand has been driven by extraordinary improvements in patient wellness while delivering significant cost savings for our customers. We have expanded our operations to nine states and revenues have more than doubled compared with the second quarter of 2006. In addition, during the first six months of this year, we have made significant strides in strengthening our balance sheet to further position the Company for continued growth. We are confident that the pace of our expansion will accelerate as our visibility increases and demand grows."

Dr. Chess added, "We also are excited about the success we are having in enhancing our management team. In the past quarter, we have added several talented individuals to our senior management team. In early July, we announced the addition of Brett Cohen as Vice President, Strategic Development, and Maureen Mulvey as Director of Human Resources, and further additions will be announced in the near future. Also, we are evaluating candidates for our Board of Directors, and we look forward to announcing individuals who will add expertise and make important contributions to our company. Lastly, our Medical Advisory Board is in formation and will include several prominent national industry members."

In closing, Dr. Chess added, "We believe our timing is excellent and that we are at a tipping point in the healthcare industry. Costs are increasing dramatically, reimbursement pressures are exacerbating the problem, medical professionals are becoming scarcer, and all of this is happening while our target populations of medically unstable and frail people are underserved and expanding. We are on track and well positioned to meet this inevitable and growing need."

ABOUT HC INNOVATIONS, INC.
--------------------------
HC Innovations creates value and cost savings for HMOs, nursing homes, and insurance companies (government and private) by identifying niche markets with high medical costs and implementing proprietary solutions. HC Innovations combines proprietary information systems with highly trained nurses and nurse practitioners to improve health conditions with hands-on care. The results are improved patient outcomes. HC Innovations currently provides services for Medicare, Medicaid, sub-acute care and specialty-needs programs in Connecticut, New Jersey, New York, Tennessee, Texas, Florida, Ohio, Illinois and Massachusetts. For more information, visit WWW.HCINNOVATIONSINC.COM.

SAFE HARBOR ACT DISCLAIMER NOTICE
---------------------------------
"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THE STATEMENTS CONTAINED IN THIS RELEASE WHICH ARE NOT HISTORICAL FACTS ARE FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE SET FORTH IN OR IMPLIED BY FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE THE COMPANY'S ENTRY INTO NEW COMMERCIAL BUSINESSES, THE RISK OF OBTAINING FINANCING, RECRUITING AND RETAINING QUALIFIED PERSONNEL, AND OTHER RISKS DESCRIBED IN THE COMPANY'S SECURITIES AND EXCHANGE COMMISSION FILINGS. THE FORWARD LOOKING
STATEMENTS IN THIS PRESS RELEASE SPEAK ONLY AS OF THE DATE HEREOF, AND THE COMPANY DISCLAIMS ANY OBLIGATION TO PROVIDE UPDATES, REVISIONS OR AMENDMENTS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT CHANGES IN THE COMPANY'S EXPECTATIONS OR FUTURE EVENTS.



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

HCNV Announces Second Quarter Results
Page 3
August 13, 2007


                      HC INNOVATIONS, INC. AND SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                   THREE MONTHS ENDED           SIX MONTHS ENDED
                                                 ----------------------      ----------------------
                                                 JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                                   2007          2006          2007          2006
                                                 --------      --------      --------      --------
Net revenues                                     $  2,753      $  1,322      $  4,950      $  2,639

Cost of services                                    2,443         1,077         4,182         1,970
Selling, general and administrative expenses        2,102           954         3,736         1,749
Depreciation and amortization                          83            60           205           115
                                                 --------      --------      --------      --------
                                                    4,628         2,091         8,123         3,834
                                                 --------      --------      --------      --------
    Loss from operations                           (1,875)         (769)       (3,173)       (1,195)

Other income (expense)
  Interest income                                      25             2            28             2
  Other expense                                         1             6             1             7
  Interest expense                                    (30)          (70)         (197)         (125)
                                                 --------      --------      --------      --------
                                                       (4)          (62)         (168)         (116)
                                                 --------      --------      --------      --------
    Loss before provision for income taxes         (1,879)         (831)       (3,341)       (1,311)

Provision for income taxes                             --            --            --            --

Net loss                                         $ (1,879)     $   (831)     $ (3,341)     $ (1,311)
                                                 ========      ========      ========      ========

Basic and diluted net loss per share             $  (0.05)     $  (0.03)     $  (0.09)     $  (0.05)
                                                 ========      ========      ========      ========

Weighted average common shares outstanding         35,561        24,173        35,561        24,173



                                      -END-

HCNV Announces Second Quarter Results
Page 4
August 13, 2007


                      HC INNOVATIONS, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)

                                                                  JUNE 30, 2007    DEC. 31, 2006
                                                                   (UNAUDITED)       (AUDITED)
                                                                  -------------    -------------
Current assets:
  Cash and cash equivalents                                         $  3,736         $    152
  Accounts receivable, net of contractual allowances                   1,169              331
  Prepaid expenses                                                       327              142
                                                                    --------         --------
    Total current assets                                               5,232              625

Fixed assets, net                                                        381              292
Capitalized software development costs, net                            1,740            1,311
Deferred issuance costs, net                                              --               51
Security deposits and other, net                                         108               65
                                                                    --------         --------
      Total assets                                                  $  7,461         $  2,344
                                                                    ========         ========

Current liabilities:
  Lines of credit                                                   $    200         $    200
  Current portion of notes payable                                       442              441
  Current portion of capital lease obligations                           121               94
  Notes payable to vendors                                                23               45
  Convertible debentures, net of discount                                 --            1,223
  Accounts payable                                                     1,503            1,498
  Accrued liabilities                                                    461              369
  Deferred revenue                                                       182               31
                                                                    --------         --------
    Total current liabilities                                          2,932            3,901

Notes payable, net of current portion                                     13               29
Capital lease obligations, net of current portion                        177              152
Convertible debentures, net of discount and current portion               --              398
                                                                    --------         --------
      Total liabilities                                                3,122            4,480
                                                                    --------         --------

Stockholders' equity (deficit):
  Common stock, $.001 par value, 100,000,000 shares authorized            38               31
  Preferred stock, $.001 par value, 5,000,000 shares authorized           --               --
  Stock subscriptions receivable                                         (22)             (22)
  Additional paid-in capital                                          12,910            3,102
  Deficit                                                             (8,588)          (5,247)
                                                                    --------         --------
      Total stockholders' equity (deficit)                             4,339           (2,136)
                                                                    --------         --------
      Total liabilities and stockholders' equity (deficit)          $  7,461         $  2,344
                                                                    ========         ========



                                      -END-

HCNV Announces Second Quarter Results
Page 5
August 13, 2007


                      HC INNOVATIONS, INC. AND SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                                     SIX MONTHS ENDED
                                                                               -----------------------------
                                                                               JUNE 30, 2007   JUNE 30, 2006
                                                                               -------------   -------------
Cash flows from operating activities:
  Net loss                                                                        $(3,342)        $(1,311)
  Adjustments to reconcile net loss to net cash used in operating activities:
    Depreciation and amortization                                                     205             116
    Amortization of discount - convertible debentures                                 137              79
    Consulting services expense - warrants                                            156              --
    Consulting services expense - common stock                                        105              --
    Changes in operating assets and liabilities:
      (Increase) decrease in:
        Accounts receivable                                                          (838)           (125)
        Prepaid expenses                                                             (184)             56
        Security deposits and other                                                   (43)            (16)
      Increase (decrease) in:
        Notes payable to vendors                                                      (22)           (147)
        Accounts payable                                                                5             199
        Accrued liabilities                                                            93              31
        Deferred revenue                                                              151             178
                                                                                  -------         -------
Net cash used in operating activities                                              (3,577)           (940)
                                                                                  -------         -------

Cash flow from investing activities:
  Purchases of fixed assets, net                                                      (24)            (44)
  Expenditures for capitalized software development costs                            (531)            (98)
                                                                                  -------         -------
Net cash used in investing activities                                                (555)           (142)
                                                                                  -------         -------

Cash flows from financing activities:
  Proceeds from issuance of convertible debentures                                     --             500
  Proceeds from issuance of common stock, net                                       7,846             107
  Proceeds from notes payable                                                          --             225
  Deferred issuance costs paid                                                         --             (10)
  Payments on convertible debentures                                                  (50)             --
  Payments on notes payable                                                           (16)            (15)
  Payments on line of credit                                                           --             (10)
  Payments on capital lease obligations                                               (63)            (41)
                                                                                  -------         -------
  Net cash provided by financing activities                                         7,717             756
                                                                                  -------         -------

Net increase (decrease) in cash and cash equivalents                                3,585            (326)

Cash and cash equivalents - beginning of period                                       151             435
                                                                                  -------         -------
Cash and cash equivalents - end of period                                         $ 3,736         $   109
                                                                                  =======         =======

Supplemental cash flow information:
  Cash paid during the year for interest                                          $    38         $    38
                                                                                  =======         =======
  Noncash investing and financing activities:
    Common stock issued in connection with exercise of warrants and
      satisfaction of note payable - related party                                $    --         $   500
                                                                                  =======         =======
    Discount on convertible debentures                                            $    --         $   141
                                                                                  =======         =======
    Computer equipment acquired through capital lease                             $   116         $    --
                                                                                  =======         =======
    Issuance of warrants for consulting services                                  $   156         $    --
                                                                                  =======         =======
    Common stock issued in exchange for consulting services                       $   105         $    --
                                                                                  =======         =======
    Capitalized software acquired through capital lease                           $    --         $   114
                                                                                  =======         =======
    Common stock issued in connection with conversion of convertible
      debentures                                                                  $ 1,708         $    --
                                                                                  =======         =======



                                      -END-